UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. 1)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee previously paid with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On April 28, 2025, Barnwell Industries, Inc. filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card inadvertently contained erroneous Internet and toll-free voting options. The purpose of filing this supplement is to include a revised proxy card to correct such inadvertent errors.

This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this supplement does not modify any information in the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

WHITE PROXY CARD

BARNWELL INDUSTRIES, INC.
ANNUAL MEETING OF STOCKHOLDERS | MAY 29, 2025 9:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Russell M. Gifford and Alexander C. Kinzler, and each of them attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 29, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii, and at any adjournment or postponements of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the direction indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

(Continued to be signed and dated on the reverse side)	SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

WHITE PROXY CARD

This Proxy Card does not contain the names of the Sherwood Nominees. If you wish to vote for any of the Sherwood Group’s nominees, you must do so on any proxy card furnished to you by the Sherwood Group. For more information, see “Background to the Solicitation” and “Certain Litigation” in the Proxy Statement.

Please mark vote as indicated in this example: ☒

The Board of Directors recommends you vote “FOR” the following:
1. Election of Directors
Nominees:
[01] Alexander C. Kinzler [02] Kenneth S. Grossman [03] Joshua S. Horowitz [04] Craig D. Hopkins [05] Philip J. McPherson

The Board of Directors recommends you vote “FOR” the
following proposal:
2. Appointment of Independent Registered Public  Accountants.
   Appointment of Weaver and Tidwell, L.L.P. as the independent registered public accounting firm.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.	NOTE: The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2024.

Date:
Signature:
Signature (Joint Owner):
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET

Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and retuned your WHITE proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.okapivote.com/BRN2025A. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE:  You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

CALL TOLL FREE
(877) 219-9623
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proxy separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit proxy. If              you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.
Internet and Telephone voting is available through 11:59 P.M. Eastern Time on May 28, 2025.
CONTROL NUMBER For Telephone/Internet Proxy